UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of report (Date of earliest event reported):    October 15, 2001
                                                          -----------------


                            BARNETT AUTO TRUST 1997-A
                            -------------------------
             (Exact name of registrant as specified in its charter)



          United  States          333-26675              86-0888083
          --------------          ----------          -------------------

          (State  or  other       (Commission         (I.R.S.  Employer
          jurisdiction  of        File Number)        Identification Number)
          incorporation)


                            Barnett Auto Trust 1997-A
                                  NC1-005-14-02
                              121 West Trade Street
                        Charlotte, North Carolina  28255

                    (Address of principal executive offices)
                    ----------------------------------------


      (Registrant's telephone number, including area code):  (704) 386-4567

Item  5.         Other  Events
                 -------------
          The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.

Item 7.         Financial Statement, Pro Forma Financial Statements and Exhibits
                ----------------------------------------------------------------


     (c)       Exhibits.

99          Monthly  Servicers  Certificate  for  Barnett  Bank,  N.A
            Barnett  Auto  Trust  1997-A

                                    SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            BARNETT AUTO Trust 1997-A
                            -------------------------
                                  (Registrant)





          Dated:   October  11,  2001
                   ------------------





          By:  /s/   Rhonda  Nantz
               -------------------
          Name:      Rhonda  Nantz
          Title:     Vice  President
                     (Duly  Authorized  Officer)


           INDEX TO EXHIBITS
          ------------------


Exhibit
Number                   Exhibit
------                   -------

99        Monthly  Servicers  Certificate  for  Barnett  Bank,  N.A
          Barnett  Auto  Trust  1997-A